                                                                      EXHIBIT 99
                         INDEX TO FINANCIAL INFORMATION

                                                                                        Page
                                                                                        ----

    PRO FORMA FINANCIAL INFORMATION

    Unaudited Condensed Consolidated Pro Forma Financial Statements................      F-2
    Unaudited Condensed Consolidated Pro Forma Statement
      of Operations for the Six Months Ended June 30, 1997.........................      F-3
    Unaudited Condensed Consolidated Pro Forma Statement of Operations
      for the Year Ended December 31, 1996.........................................      F-4
    Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements.......      F-5


        UNAUDITED CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

     REPUBLIC INDUSTRIES, INC., AUTONATION INCORPORATED, ED MULLINAX, INC., GRUBB AUTOMOTIVE, KENDALL AUTOMOTIVE GROUP, AAA DISPOSAL SERVICE, INC.,
              YORK WASTE DISPOSAL, INC., SHAD MANAGEMENT COMPANY,
                 BANKSTON AUTOMOTIVE GROUP, JOHN LANCE COMPANY,
    VALUE RENT-A-CAR, INC., COURTESY AUTO GROUP AND SNAPPY CAR RENTAL, INC.

     The following Unaudited Condensed Consolidated Pro Forma Financial Statements present the pro forma results of operations of the Company assuming various acquisitions, equity transactions and the October 1997 disposition of the Company's electronic security services division had occurred as of January 1, 1996.

     The following Unaudited Condensed Consolidated Pro Forma Financial Statements include the supplemental consolidated financial statements of Republic Industries, Inc. and subsidiaries (the "Company") which include the results of operations of Silver State Disposal Service, Inc. ("Silver State") which the Company acquired in August 1997 and De La Cruz Auto Group ("De La Cruz") which the Company acquired in July 1997. These transactions have been accounted for under the pooling of interests method of accounting and, accordingly, the Company's supplemental consolidated financial statements have been retroactively adjusted as if the Company, Silver State and De La Cruz had operated as one entity since inception. The supplemental consolidated financial statements also include the results of operations of The Pierce Corporation ("Pierce") which the Company acquired in June 1997, Flemington Car and Truck Country and certain related dealerships ("Flemington"), Spirit Rent-A-Car, Inc. ("Spirit"), Chesrown Automotive Group ("Chesrown") and Bledsoe Dodge, Inc. ("Bledsoe") which the Company acquired in May 1997, National Car Rental System, Inc. ("National"), Maroone Automotive Group ("Maroone"), Wallace Automotive Group ("Wallace") and Taormina Industries, Inc. ("Taormina") which the Company acquired in February 1997 and Carlisle Motors, Inc. ("Carlisle") which the Company acquired in January 1997. These transactions have been accounted for under the pooling of interests method of accounting and, accordingly, the Company's historical consolidated financial statements have previously been restated as if the Company, Pierce, Flemington, Spirit, Chesrown, Blesdoe, National, Maroone, Wallace, Taormina and Carlisle had operated as one entity since inception.

     In October 1997, the Company completed the sale of its electronic security services division to Ameritech Corporation for cash proceeds of approximately $610.0 million resulting in a gain of approximately $250.0 million after income taxes to be recorded in the fourth quarter of 1997. See the Unaudited Condensed Consolidated Pro Forma Balance Sheet as of June 30, 1997 included in the Registrant's Current Report on Form 8-K dated September 15, 1997 for the pro forma effect of acquisitions on the Company's financial position.

     The following Unaudited Condensed Consolidated Pro Forma Statements of Operations for the six months ended June 30, 1997 and for the year ended December 31, 1996 present the pro forma results of operations of the Company as if the acquisitions of Value Rent-A-Car, Inc. ("Value") and Courtesy Auto Group ("Courtesy") which the Company acquired in July 1997 and Snappy Car Rental, Inc. ("Snappy") which the Company acquired in August 1997, as well as the acquisitions of AutoNation Incorporated ("AutoNation"), Ed Mullinax, Inc. and subsidiaries ("Mullinax") and Grubb Automotive ("Grubb"), which were acquired in January 1997; Kendall Automotive Group ("Kendall"), AAA Disposal Service, Inc. ("AAA"), York Waste Disposal, Inc. ("York"), which were acquired in February 1997; Shad Management Company ("Shad") and Bankston Automotive Group ("Bankston") which were acquired in May 1997 and the John Lance Company ("Lance") which was acquired in June 1997 had been consummated as of January 1, 1996. The pro forma results of operations exclude the results of operations of the Company's electronic security services division as if the disposition of such division had been consummated as of January 1, 1996. The pro forma statement of operations for the year ended December 31, 1996 also contains pro forma adjustments related to certain equity transactions in 1996 and 1997 which resulted in net proceeds to the Company of approximately $1.1 billion (the "Equity Transactions").

     The unaudited pro forma income per common and common equivalent share is based on the combined weighted average number of common shares and common share equivalents outstanding which include, where appropriate, the assumed exercise or conversion of warrants and options. In computing the unaudited pro forma income per common and common equivalent share, the Company utilizes the treasury stock method. Primary income per share is not presented as it does not significantly differ from fully diluted income per share.

     These Unaudited Condensed Consolidated Pro Forma Financial Statements should be read in conjunction with the Unaudited Condensed Consolidated Pro Forma Financial Statements included under Exhibit 99 to the Registrant's Current Report on Form 8-K dated September 15, 1997 as well as the respective historical and supplemental consolidated or combined financial statements and notes thereto of the Company, Silver State, De La Cruz, Pierce, Flemington, Spirit, Chesrown, Bledsoe, AutoNation, Mullinax, Grubb, Kendall, AAA, York, Shad, Bankston, Lance, Value, Courtesy and Snappy. These Unaudited Condensed Consolidated Pro Forma Financial Statements were prepared utilizing the accounting policies of the respective entities as outlined in their historical financial statements except as described in the accompanying notes. The acquisitions of AutoNation, Mullinax, Grubb, Kendall, York, Shad, Bankston, Lance, Value, Courtesy and Snappy have been accounted for under the purchase method of accounting. Accordingly, the Unaudited Condensed Consolidated Pro Forma Financial Statements reflect the Company's preliminary allocations of the purchase prices of such acquisitions which will be subject to further adjustments as the Company finalizes the allocations of the purchase prices in accordance with generally accepted accounting principles. The acquisition of AAA has been accounted for under the pooling of interests method of accounting and, accordingly, has been included in the Company's historical results of operations for the six months ended June 30, 1997. Such acquisition was not material and consequently prior period financial statements have not been restated and pro forma statements of operations for 1995 and 1994 have not been included herein. The unaudited condensed consolidated pro forma results of operations do not necessarily reflect actual results which would have occurred if the acquisitions, the Equity Transactions or the disposition had taken place on the assumed dates, nor are they necessarily indicative of the results of future combined operations.

                           REPUBLIC INDUSTRIES, INC.,
                   AUTONATION INCORPORATED, GRUBB AUTOMOTIVE,
              KENDALL AUTOMOTIVE GROUP, YORK WASTE DISPOSAL, INC.,
              SHAD MANAGEMENT COMPANY, BANKSTON AUTOMOTIVE GROUP,
        JOHN LANCE COMPANY, VALUE RENT-A-CAR, INC., COURTESY AUTO GROUP
                          AND SNAPPY CAR RENTAL, INC.



      UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED JUNE 30, 1997
                      (In millions, except per share data)



                              SUPPLEMENTAL
                                REPUBLIC   AUTONATION(1) GRUBB(2)  KENDALL(2) YORK(2) SHAD(3)  BANKSTON(3)   LANCE(4)    VALUE
                               ---------   ------------- --------  ---------  ------  ------   -----------   --------   --------
Revenue                         $4,308.4      $ 14.2      $42.0      $69.6     $ 6.9   $45.6        $87.0       $31.0     $ 97.0
Expenses:
  Cost of operations             3,571.7        15.1       37.8       63.1       5.2    40.3         75.7        26.6       80.8
  Selling, general and
    administrative                 575.7         8.9        3.8        5.4        .9     4.9         10.4         3.0       24.8
Restructuring and
  merger expenses                   94.1          --         --         --        --      --           --          --         --
Other (income) expense:
  Interest and other income       (117.5)         --        (.2)       (.2)      (.1)    (.1)         (.5)        (.1)       (.1)
  Interest expense                  10.2         1.1         --         .3        .1      --           .2          --        3.7
                                --------      ------      -----      -----     -----   -----        -----       -----     ------
                                 4,134.2        25.1       41.4       68.6       6.1    45.1         85.8        29.5      109.2
                                --------      ------      -----      -----     -----   -----        -----       -----     ------

Income (loss) before
  income taxes                     174.2       (10.9)        .6        1.0        .8      .5          1.2         1.5      (12.2)
Provision for income taxes          63.3          --         --         --        --      --           --          --         --
                                --------      ------      -----      -----     -----   -----        -----       -----     ------
Income (loss) from
  continuing operations         $  110.9      $(10.9)     $  .6      $ 1.0     $  .8   $  .5        $ 1.2       $ 1.5     $(12.2)
                                ========      ======      =====      =====     =====   =====        =====       =====     ======
Fully-diluted:
  Income from continuing
  operations per share          $    .27
                                ========
  Weighted average shares
    outstanding                    413.4        17.5        4.0        1.2       1.1      .5          1.4          .8        3.4
                                ========      ======      =====      =====     =====   =====        =====       =====     ======


                                                                                             PRO FORMA
                                                                                            ADJUSTMENTS
                                                                                      -------------------------

                                     COURTESY          SNAPPY          COMBINED          DR.            CR.          PRO FORMA
                                    ----------     -------------      ------------    ----------     ----------      ------------
Revenue                               $86.2           $49.6             $4,837.5        $54.6 (g)                     $4,782.9
Expenses:
  Cost of operations                   74.4            41.8              4,032.5          2.7 (c)     $24.4 (g)        4,010.8
  Selling, general and
    administrative                     11.4             7.7                656.9                       20.4 (g)          636.5
Restructuring and
  merger expenses                        --              --                 94.1                                          94.1
Other (income) expense:
  Interest and other income              --             (.8)              (119.6)          .1 (g)                       (119.5)
  Interest expense                       --              .9                 16.5                                          16.5
                                      -----           -----             --------        -----         -----           --------
                                       85.8            49.6              4,680.4          2.8          44.8            4,638.4
                                      -----           -----             --------        -----         -----           --------

Income (loss) before
  income taxes                           .4              --                157.1         57.4          44.8              144.5
Provision for income taxes               --              --                 63.3                        7.3 (e)           52.4
                                                                                                        3.6 (g)
                                      -----           -----             --------        -----         -----           --------
Income (loss) from
  continuing operations               $  .4           $  --             $   93.8        $57.4         $55.7           $   92.1
                                      =====           =====             ========        =====         =====           ========

Fully-diluted:
  Income per share from
  continuing operations                                                                                               $    .22
                                                                                                                      ========
  Weighted average shares
    outstanding                         1.4             1.0                445.7        (22.0)(f)                        423.7
                                      =====           =====             ========        =====                         ========

---------------------

(1) Represents the pre-acquisition results of operations for the month of January 1997.

(2) Represents the pre-acquisition results of operations for the months of January and
    February 1997.

(3) Represents the pre-acquisition results of operations for the months
    January through April 1997.

(4) Represents the pre-acquisition results of operations for the months
    January through May 1997.

        The accompanying notes are an integral part of these statements.

                          REPUBLIC INDUSTRIES, INC.,
                  AUTONATION INCORPORATED, ED MULLINAX, INC.,
                 GRUBB AUTOMOTIVE, KENDALL AUTOMOTIVE GROUP,
             AAA DISPOSAL SERVICE, INC., YORK WASTE DISPOSAL, INC.,
             SHAD MANAGEMENT COMPANY, BANKSTON AUTOMOTIVE GROUP,
        JOHN LANCE COMPANY, VALUE RENT-A-CAR, INC., COURTESY AUTO GROUP
                          AND SNAPPY CAR RENTAL, INC.

      UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      (In millions, except per share data)



                            SUPPLEMENTAL
                              REPUBLIC   AUTONATION   MULLINAX   GRUBB   KENDALL   AAA    YORK   SHAD  BANKSTON(1) LANCE    VALUE
                             ---------   ----------   --------   ------  -------  -----  -----   ----- --------    -----   -------
Revenue                      $6,179.9      $ 31.5      $659.0    $440.0  $405.8   $32.4  $39.3   $92.4  $ 285.7    $65.7   $  173.8
Expenses:
  Cost of operations          5,103.3        42.8       589.8     384.8   367.1    23.7   31.8    82.8    247.2     56.0      142.4
  Selling, general and
    administrative              950.5        38.5        54.5      46.9    34.3     5.1    4.6     9.4     32.7      7.8       44.2
  Restructuring and merger
    expenses                     38.3         --          --        --      --      --     --       --       --       --         --
Other (income) expense:
  Interest and other income     (37.0)        --          --       (2.0)    (.7)    (.2)   (.3)    (.2)      --      (.1)       1.8
  Interest expense               45.9         5.6          .9       4.3     1.3      .5     .7      --      2.5       --        6.6
                             --------      ------      ------    ------  ------   -----  -----   -----  -------    -----    -------
                              6,101.0        86.9       645.2     434.0   402.0    29.1   36.8    92.0    282.4     63.7      195.0
                             --------      ------      ------    ------  ------   -----  -----   -----  -------    -----    -------
Income (loss) before
  income taxes and
  extraordinary charge           78.9       (55.4)       13.8       6.0     3.8     3.3    2.5      .4      3.3      2.0      (21.2)
Provision for income taxes       63.1          --          --        --      --      --     --      .4       .1       --         --
                             --------      ------      ------    ------  ------   -----  -----   -----  -------    -----    -------
Income (loss) from
  continuing operations
  before extraordinary
  charge                         15.8      $(55.4)     $ 13.8    $  6.0  $  3.8   $ 3.3  $ 2.5   $  --  $   3.2    $ 2.0    $ (21.2)
                             ========      ======      ======    ======  ======   =====  =====   =====  =======    =====    =======
Fully-diluted:
  Income from continuing
   operations per share
   before extraordinary
   charge                       $ .05
                             ========
  Weighted average shares
    outstanding                 344.1        17.5         3.6       4.0     1.2     2.9    1.1      .5      1.4       .8        3.4
                             ========      ======      ======    ======  ======   =====  =====   =====   ======    =====    =======


                                                                                          PRO FORMA
                                                                                         ADJUSTMENTS
                                                                                  -------------------------

                                     COURTESY        SNAPPY          COMBINED         DR.           CR.          PRO FORMA
                                    ----------     ----------      -----------    ----------    -----------    -------------
Revenue                             $  186.2       $   91.4          $8,683.1        $85.3 (g)                   $8,597.8
Expenses:
  Cost of operations                   165.3           80.5           7,317.5         14.7 (c)    $  46.5 (d)     7,246.8
                                                                                                      1.6 (a)
                                                                                                     37.3 (g)
  Selling, general and
    administrative                      20.3           15.8           1,264.6                        33.5 (g)     1,231.1
  Restructuring and merger
    expenses                              --             --              38.3                                        38.3
Other (income) expense:
  Interest and other income             (2.1)          (1.4)            (42.2)         5.6 (b)                      (36.1)
                                                                                        .5 (g)
  Interest expense                        .4            1.3              70.0                        63.9 (d)          --
                                                                                                      5.6 (b)
                                                                                                       .5 (g)
                                    --------       --------          --------      -------        -------        --------
                                       183.9           96.2           8,648.2         20.8          188.9         8,480.1
                                    --------       --------          --------      -------        -------        --------



Income (loss) before
  income taxes and
  extraordinary charge                   2.3           (4.8)             34.9        106.1          188.9           117.7
Provision for income taxes                --           (2.4)             61.2         21.6 (e)        6.1 (g)        76.7
                                    --------       --------          --------      -------        -------        --------
Income (loss) from
  continuing operations
  before extraordinary
  charge                            $    2.3       $   (2.4)         $  (26.3)     $ 127.7        $ 195.0        $   41.0
                                    ========       ========          ========      =======        =======        ========


Fully-diluted:
  Income from continuing
   operations per share
   before extraordinary charge                                                                                   $    .10
                                                                                                                 ========
  Weighted average shares
    outstanding                          1.4            1.0             382.9         25.8 (f)                      408.7
                                    ========       ========          ========      =======                       ========


------------------
(1) Represents the fiscal year ended March 31, 1997.



        The accompanying notes are an integral part of these statements.

               REPUBLIC INDUSTRIES, INC., AUTONATION INCORPORATED,
         ED MULLINAX, INC., GRUBB AUTOMOTIVE, KENDALL AUTOMOTIVE GROUP,
AAA DISPOSAL SERVICE, INC., YORK WASTE DISPOSAL, INC., SHAD MANAGEMENT COMPANY,
                 BANKSTON AUTOMOTIVE GROUP, JOHN LANCE COMPANY,
    VALUE RENT-A-CAR, INC., COURTESY AUTO GROUP AND SNAPPY CAR RENTAL, INC.

                   NOTES TO UNAUDITED CONDENSED CONSOLIDATED
                         PRO FORMA FINANCIAL STATEMENTS

(a) Represents an entry to conform the inventory accounting policies of acquired companies from LIFO to the specific identification method.
(b) Represents an entry to eliminate interest on advances from the Company to AutoNation.
(c) Represents an adjustment to record amortization, on a straight-line basis, of the intangible assets resulting from the preliminary purchase price allocations of AutoNation, Mullinax (1996 only), Grubb, Kendall, York, Shad, Bankston, Lance, Value, Courtesy and Snappy. Intangible assets resulting from these purchases are being amortized over a 40 year life which approximates the estimated useful life.
(d) Represents the assumed interest savings on the payoff of a portion of the existing indebtedness outstanding as of January 1, 1996 of the combined entity with the proceeds from the 1996 and 1997 Equity Transactions which are also assumed to have occurred as of January 1, 1996.
(e) Represents the incremental change in the combined entity's provision for income taxes as a result of the pre-tax income (loss) of AutoNation, Mullinax, Grubb, Kendall, York, AAA, Shad, Bankston, Lance, Value, Courtesy and Snappy and all pro forma adjustments as described above.
(f) Includes the weighted average effect of shares issued in the acquisitions and/or the 1996 and 1997 Equity Transactions.
(g) Represents an entry to exclude the operating results of the Company's electronic security services division.